INNVENTURE CONFIDENTIAL Page 1 of 10 0905242\198843\12236504v3 Innventure, LLC Contractor Agreement for Services This Contractor Agreement (“Agreement”) is entered into effective 16 of November 2023 (“Effective Date”) between Innventure, LLC, a Delaware limited liability company having a principal place of business at 6900 Tavistock Lakes Blvd, Suite 400, Orlando, FL 32827 (“Innventure”) and Sugar Grove Ventures, LLC, Contractor having a place of business at 4605 Sunset Drive, Vero Beach, FL 32963 (“Contractor”). Innventure and Contractor may each be referred to as a “Party”, and collectively, the “Parties”. Recitals WHEREAS, NAME will serve as an Independent Consultant and WHEREAS Innventure wishes to engage Contractor to perform certain Services for certain Consideration, defined below, and Contractor desires perform the Services for the Consideration; NOW THEREFORE, inconsideration of the forgoing and the mutual promises and obligations of the Parties set forth herein, and for other valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree to the following terms and conditions, along with the attached Statement of Work. Agreement 1. Scope of Work. Contractor shall provide the services (the “Services”) described in Exhibit A Statement of Work (“Statement of Work”), which is incorporated herein in its entirety. The Statement of Work shall not be effective for any purpose unless executed by both Innventure and Contractor, and unless this Agreement is also executed by the Parties. The Statement of Work may define certain Work Product (defined below) to be developed and delivered by Contractor to Innventure (“Deliverables”). a. Amendments to the Statement of Work After the Effective Date. Should the Parties agree after the Effective Date that certain amendments to the Statement of Work are appropriate, such amendments to the description of the work, and to the Consideration, as applicable) shall be set forth in an amended Statement of Work. Such amended Statement of Work shall not be effective unless executed by each Party. 2. Consideration. Innventure shall pay to Contractor payment for work performed (“Consideration”) as defined the Statement of Work. The Statement of Work shall set forth the timing of payment of the Consideration, as well as any conditions for such payment, such as, for example, the acceptance by Innventure of Deliverables or the like. With respect to payment under this Section 2, the terms of the Statement of Work shall take precedence over this Agreement. All payments shall be in U.S. dollars. 3. Costs. Innventure shall have no obligation to advance or reimburse Contractor’s costs, expenses, or overhead, except as may be expressly set forth in the Statement of Work and pre- approved in writing by Innventure. DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 2 of 10 0905242\198843\12236504v3 4. Ownership of Work Product and Copyright Compliance. Contractor acknowledges that all business plans, business models, lists or identities of potential suppliers, lists or identities of potential customers or distributors, marketing plans, trade names and trademarks, inventions, methods, processes, designs, Deliverables, and all other items prepared by or for Innventure by Contractor, in any media, in connection with providing the Services (the “Work Product”), in all forms, and all copies thereof, shall be, and is from the instant of creation, owned fully and solely by Innventure, and that neither Contractor, or any individual it engages in carrying out the Services, shall have any right of ownership, use or possession of the Work Product whatsoever. Contractor shall, and hereby does, irrevocably transfer and assign all right, title and interest in and to the Work Product to Innventure, worldwide, without limitation. To the extent allowed by law, Innventure shall be deemed the original author of the Work Product. Neither Contractor, nor any other person or entity, shall have any right to possess, copy, distribute or use any portion of the Work Product for any purpose without the prior written consent of Innventure. Contractor further agrees that it will not use the Work Product for any purpose other than the performance of the Services for Innventure. Contractor shall not use any product, design or other item owned or licensed by a customer of Innventure. Innventure shall be entitled to apply for registration of copyright, or to apply for patent, as regards any item of the Work Product, worldwide, and without limitation, as allowed by law. Contractor and its Affiliates, employees, officers, contractors, agents, successors and assigns shall cooperate with Innventure in order to carry out any steps or procedure, including the execution of documents, deemed necessary by Innventure to obtain copyright registration, patents, trademarks, or any other type of intellectual property in the Work Product and to secure assignment of the Work Product to Innventure, its Affiliates, as determined by Innventure in order to carry out the stated intent of this Section 4. Contractor shall secure prior, enforceable, written obligations from any and all individuals it engages, such as, for example, employees, associates, or contractors, who may contribute to the creation of the Work Product, commensurate with Contractor’s obligations under this Section 4, and Innventure shall be a third party beneficiary thereto. “Affiliates” as used in this Agreement means, with respect to Innventure, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, Innventure. For purposes of this definition, “control”, when used with respect to any person or entity, means the power to direct the management and policies of such person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. 5. Term and Termination. This Agreement shall begin on the Effective Date and shall continue until the earlier of 1) termination by a Party under the terms hereof; or 2) the conclusion of the Services, either case being a “Termination”. a. Termination by a Party. Either party may terminate this Agreement for any reason at any time upon 30 days’ written notice in accordance with the notice requirements set forth below, subject to survival of ongoing covenants set forth within this Agreement and the Statement of Work. b. Effect of Termination. Upon Termination, Contractor’s obligations to perform the Services shall cease, except to the extent set out as in the Statement of Work as work that is to be performed post-Termination (if any). Innventure shall pay to Contractor any undisputed invoices. Contractor shall provide a complete copy of the Work Product to Innventure, to the extent such Work Product has not already been provided to Innventure, and shall destroy all copies of Work Product and DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 3 of 10 0905242\198843\12236504v3 Innventure Confidential Information in Contractor’s possession or control. The following sections of this Agreement shall survive termination: Sections 4 through 21. 6. Relationship Between the Parties. Nothing contained in this Agreement shall be construed as creating any employer-employee, agency, joint venture, partnership or any joint relationship between the Parties. Nothing in this Agreement shall be deemed as granting any authority to a Party to bind the other Party to any agreement or obligation, to enter into any agreement under the other Party’s identity, or to make any representations or warranties on behalf of the other Party. It is expressly stipulated and agreed that Contractor is, and shall remain, an independent contractor, responsible and liable for its own actions and omissions. No agent, employee or servant of Contractor shall be deemed to be an employee, agent or servant of Innventure or Affiliates. 7. Confidential Information. “Confidential Information” shall include within its meaning all confidential or proprietary information of Innventure, including, for example, and without limitation: (a) processes, technical information, data, business methods and techniques, methods of presentation, programs and other materials used or to be used by Innventure in providing its services and in managing, marketing, or furthering Innventure’s business or the business of its clients; (b) customer names and customer information and customer lists; (c) pricing information; (d) the terms and conditions of any proposed (or actual) license agreement or other agreements concerning Innventure’s products and services, including products or services licensed from third parties; (e) computer technology, source code, object code, programs and data, whether online, in hard copy or on disk or other medium, whether released or unreleased; (f) information received from others, including customers of Innventure, that is confidential to such persons and/or customers, including information that Innventure is required to treat as confidential; (g) financial information; (h) identity of suppliers, the products they supply, and the terms of such supply; and (i) all other information about Innventure’s business that is of the type of information that is reasonably be construed to be confidential, whether in tangible or intangible form, in any media. Confidential Information shall not include the following: a. Information which at the time of disclosure is publicly known or which later becomes publicly known by publication or otherwise through no breach of this Agreement by Contractor; b. Information which either Contractor can substantiate beyond a reasonable doubt was in Contractor’s possession prior to receipt of such information from Innventure; or c. Information which is furnished to Contractor by a third party, as a matter of right without restriction of confidentiality by such third party, and which was not received directly or indirectly from Innventure. 8. Confidentiality and Non-Competition. Contractor acknowledges that Confidential Information constitutes a valuable proprietary asset of Innventure. Contractor agrees to use the Confidential Information solely in connection with the business engagement between Innventure and Contractor and only as permitted by this Agreement to perform the Services. Contractor shall not otherwise use the Confidential Information for its own benefit or for the benefit of any third party. Contractor shall treat all of the Confidential Information as strictly confidential, meaning it shall not communicate, disclose, deliver, discuss or disseminate Confidential Information to any person other than its own employees, and only to the extent necessary to carry out the Services. DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 4 of 10 0905242\198843\12236504v3 Contractor shall use industry standard means to protect the confidentiality of the Confidential Information. Contractor shall not use any part of the Confidential Information to compete with, or enable any third party to compete with, Innventure or any of its Affiliates or customers, unless otherwise agreed by Innventure in writing. Contractor agrees to promptly notify Innventure of any unauthorized disclosure of or access to the Confidential Information of which Contractor becomes aware. Nothing contained in this Agreement is to be construed as granting or conferring any rights of use or ownership in or to the Confidential Information whatsoever, by license or otherwise, in any Confidential Information disclosed by Innventure. Contractor acknowledges and agrees that any disclosure or unauthorized use of the Confidential Information shall cause irreparable harm and loss to Innventure. If Contractor is unsure whether any information is Confidential Information, Contractor agrees to treat such information as Confidential Information unless Contractor is instructed by Innventure to the contrary. Trade secret information will be treated as Confidential Information for as long as it retains trade secret status. Contractor shall secure prior, enforceable, written obligations of confidentiality from any and all individuals it engages, such as, for example, employees, associates, or contractors, who may contribute to the creation of the Work Product commensurate with Contractor’s obligations under this Section 8, and Innventure shall be a third party beneficiary thereto. 9. Publicity. Without the consent of the other Party, neither Party may refer to this Agreement in any publicity or advertising or otherwise disclose to any third party the existence of, or any of the terms of, this Agreement. Neither Party hereto shall communicate, advertise, or otherwise make known to any third party the existence of the business relationship between them, or the existence or content of this Agreement. 10. Remedies. Contractor acknowledges and agrees that a breach, or attempted or threatened breach, of any obligation under this Agreement may cause immediate and/or irreparable harm to Innventure for which monetary damages would not provide a sufficient remedy. Contractor agrees that Innventure shall be entitled to injunctive relief as a remedy for any breach, or any attempted or threatened breach, of this Agreement. The foregoing remedy will not be deemed to be Innventure’s exclusive remedy, but shall be in addition to all other remedies available at law or in equity. 11. Entire Agreement and Amendments. This Agreement supersedes and replaces in their entirety any and all agreements, whether oral or in writing, between the Parties, including any proposals provided by Contractor (if any), and it contains all of the covenants and agreements between the parties whatsoever regarding the subject matter herein. The terms of this Agreement may not be amended or modified in any respect whatsoever except by a written instrument executed by both Innventure and Contractor. 12. Notices. Any notice (“Notice”) provided hereunder shall be in writing, which may be a paper document which may personally delivered or mailed in a manner that provides confirmation of delivery; e-mail with confirmed read receipt; or facsimile with evidence of successful transmission, to the following addresses, which may be updated from time to time by a Party by providing notice to the other Party. As to INNVENTURE: 6900 Tavistock Lakes Blvd Suite 400 Orlando, FL 32827 DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 5 of 10 0905242\198843\12236504v3 Email hbickers@innventure.com ATTN: Heather Bickers, Senior Director, Human Resources With copy to: Stephen C. Thomas (for convenience only, and shall not constitute Notice) Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 Eola Dr. Orlando, FL 32801 ATTN: Stephen.thomas@lowndes-law.com As to CONTRACTOR: (street address) 4605 Sunset Drive (city, state, zip) Vero Beach, FL 32963 email: motworth@innventure.com ATTN: Sugar Grove Ventures, LLC, c/o Mike Otworth 13. Notice of Tax Responsibility. It being agreed that each party to this Agreement shall remain an independent contractor responsible for its own actions, Innventure cannot and shall not treat Contractor as an employee for employment tax or any other purposes. Innventure hereby notifies Contractor that no provision will be made in Contractor’s name for the withholding of any local, state or federal income tax, for the withholding of Social Security taxes, unemployment compensation premiums, workers’ compensation premiums or for any other local, state or federal employment related tax. Therefore, Contractor bears individual responsibility for all of Contractor’s (and, if applicable, Contractor’s employee’s) employment taxes, including, without limitation, the federal self-employment tax and withholding for local, state and federal income taxes and Social Security 14. Indemnification. Contractor shall, and hereby does, fully indemnify and hold harmless Innventure and its officers, directors, employees, agents, Affiliates, successors, customers, successors and permitted assigns (each an “Innventure Indemnitee”) against any and all losses, damages, liabilities, claims, costs and expenses of defense (including reasonable attorneys’ fees and other professional fees and the cost of enforcing any right to indemnification under this Agreement) brought by a third party against an Innventure Indemnitee (collectively, “Claims”) to the extent such Claims are arise out of any act or omission by Contractor or any person or entity under Contractor’s control or supervision, including but not limited to acts or omissions constituting fraud, negligence or willful misconduct. 15. Non-Solicitation. Contractor shall, not during the term of this Agreement and for one year following termination or expiration of this Agreement, solicit for employment any employee or DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 6 of 10 0905242\198843\12236504v3 consultant of Innventure, any Innventure Affiliate or any of Innventure’s clients. The foregoing notwithstanding, Contractor may hire an employee or consultant of Innventure, any Innventure Affiliate or any of Innventure’s clients who responds to a general solicitation for employment, provided that such general solicitation is not specifically directed to employees or consultants of Innventure, any of its Affiliates, or any of its clients. 16. Exclusivity. During the term of this Agreement, Contractor will not perform work, either as an employee or as a contractor, for any competitor of Innventure, any Innventure Affiliate, or any of Innventure’s clients, without the express, prior, written consent of Innventure. 17. Warranty. Contractor warrants that the Services performed by Contractor under this Agreement will be performed in a workmanlike manner, consistent with customary practices in the Contractor’s industry. Contractor further warrants that Contractor currently, and at all times during the effectivity of this Agreement, holds and shall hold any and all licenses or permits required to perform the Services. 18. Choice of Law, Jurisdiction, and Venue. This Agreement shall be governed by the laws of the State of Florida, without regard to its conflict of laws provisions. The Parties agree to be subject to the personal jurisdiction of the courts of Florida, and hereby expressly waive all objection thereto. The Parties further agree that any dispute or lawsuit related to, or arising out of, the terms of this agreement, interpretation of the terms of this Agreement, or regarding the validity or enforceability of the terms of this Agreement shall be brought only in a federal or state court of competent jurisdiction in Orange County, Florida, and waive all objections to venue in the federal or state courts in Orange County, Florida. The Parities each waive any and all defenses and objections they may have to such venue, including objection to venue in Orange County, Florida on forum non conveniens grounds. The Parties hereby expressly waive any and all right to a jury trial. 19. LIMITATION OF LIABILITY. IN NO EVENT SHALL INNVENTURE BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THE PERFORMANCE OF OBLIGATIONS HEREUNDER INCLUDING, BUT NOT LIMITED TO LOSS OF USE, LOSS OF PROFIT, OR BUSINESS INTERRUPTION WHETHER CAUSED BY NEGLIGENCE OF INNVENTURE, OR OTHERWISE. CONTRACTOR SHALL INDEMNIFY AND HOLD INNVENTURE HARMLESS FROM ANY SUCH DAMAGES OR LIABILITY. 20. Miscellaneous. If any provision of this Agreement is found to be unenforceable or invalid by operation of law or otherwise, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect and enforceable. This Agreement is not assignable or transferable by Contractor except with Innventure's prior written consent. Innventure may transfer and assign any of its rights and obligations under this Agreement without consent. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys’ fees. The Recitals above are incorporated into and form a part of this Agreement. Paragraph headings are for convenience only and shall not be construed as limiting the force or effect of any paragraph. Any waiver of any term of this Agreement by a Party must be express and set forth in writing (“Written Waiver”) in order to be effective. There shall be no implied waiver. Any waiver of any term of this Agreement shall not extend to any other term or condition of this Agreement, nor shall it be deemed to be a continuing waiver, unless so stated in a Written Waiver. This Agreement may be executed in counterparts. A complete and true copy hereof that bears the signature of each Party is effective for all purposes. The Parties agree to the use of electronic signatures. DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL Page 7 of 10 0905242\198843\12236504v3 21. This agreement is binding upon, and inures to the benefit of, the parties and their respective successors and assigns. [Signature page follows] DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have reviewed, consulted with counsel of their choosing or have waived such counsel, understood and executed this Agreement. The persons executing this instrument below certify and attest that they have authority to bind their respective entities to all the terms of this Agreement.

For Innventure, LLC:

DocuSigned by:

Gregory W Haskell

208D65A87045462

Signature

Gregory W Haskell

Printed Name

CEO

Title

11/20/2023

Date

For Consultant:

DocuSigned by:

ABAB2FEB3269482

Signature

Mike Otworth

Printed Name

CEO

Title

11/20/2023

Date

Attachment: Exhibit A Innventure Statement of Work

Page 8 of 10

0905242\198843\12236504v3

INNVENTURE CONFIDENTIAL Page 9 of 10 0905242\198843\12236504v3 EXHIBIT A Innventure Statement of Work This Statement of Work shall not be effective unless executed by the Parties and appended to, and incorporated into, a fully executed Innventure, LLC Contractor Agreement for Services. The terms, conditions and definitions of the Innventure, LLC Contractor Agreement for Services shall apply herein. 1. Contacts and Role: Michael Otworth will serve as the primary contact and responsible party for Contractor in carrying out the services contemplated under this agreement, and may be assigned a title by Innventure, if deemed appropriate by both parties. In coordinating the services, Bill Haskell will serve as the primary contact at Innventure based upon the topic. 2. Description of Services: Services to be provided by Contractor shall include the following: a. Consulting tasks as assigned. Both parties will have the ability to review, extend or amend this agreement 15 days before the end of the agreed upon term. 3. Scope of Duties: Contractor shall devote approximately 40 hours per month to the Services. The time commitment may also include weekly calls and in-person or virtual business meetings, as deemed necessary by both parties. 4. Fees (Consideration): a. $25,000 per month; payable in two payments: $12,500 on the 15th and $12,500 on the last day of the month. b. 100% target bonus of annual consulting fees based on Innventure performance for each year while consultant has received fees. Actual % bonus will be determined based on Innventure achievement of bonus eligible accomplishments during each year. 5. Innventure Obligations: Innventure will provide Contractor with access to all required information including emails, documents, files, and drives containing company files necessary to perform the services. Innventure will also provide Contractor with hardware (computer) if needed and access to TechRage IT support to assist with troubleshooting that arises as part of Innventure duties. 6. Contractor Obligations: Contractor will perform the Services in accordance with all policies and procedures provided by Company, including any third-party policies and procedures that Company is required to comply with. [Signature page follows] DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

DocuSign Envelope ID: A9310BCC-CAB6-4ABE-AA6F-3565F02C1526

INNVENTURE CONFIDENTIAL

Innventure Statement of Work Signature Page

Innventure, LLC	Name
DocuSigned by: Gregory W Haskell 208D65A87045462...	DocuSigned by: Mike Otworth ABAB2FEB3269482
Signature	Signature
Gregory W Haskell	Mike Otworth
Name	Name
CEO	CEO
Title	Title
11/20/2023	11/20/2023
Date	Date

Page 10 of 10
0905242\198843\12236504v3